HIGHLAND FUNDS I

Supplement dated June 19, 2017 to the Summary Prospectus for

Highland Floating Rate Opportunities Fund

and the Highland Funds I Prospectus,

each dated October 31, 2016, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Effective immediately, Chris Mawn will no longer serve as a portfolio manager for the Fund. All references to Mr. Mawn contained in the Fund’s Summary Prospectus and Prospectus are hereby deleted.

Effective immediately, Jon Poglitsch has been added as a portfolio manager for the Fund.

Portfolio Management

Effective immediately, the sub-section entitled “Portfolio Management” within the summary section of the Prospectus for Highland Floating Rate Opportunities Fund is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Adviser
Mark Okada	4 years	Portfolio Manager
Jon Poglitsch	Less than 1 year	Portfolio Manager

Portfolio Manager Biographies

Effective immediately, the following paragraph is added to the section entitled “Highland Floating Rate Opportunities Fund” under the heading “Management of the Funds – About the Funds’ Portfolio Managers – Portfolio Manager Biographies” on page 63 of the Prospectus:

Jon Poglitsch is a Managing Director at the Adviser, where he has spent a substantial amount of time covering the Energy, Competitive Power, Utilities, and Transportation industries, and has helped manage the Highland Floating Rate Opportunities Fund since June 2017. In his previous role at HCM, he served as a Senior Portfolio Analyst on both the Institutional and Retail fund research teams. Prior to joining the HCM in 2007, Mr. Poglitsch was a consultant for Muse Stancil and Co. (“Muse”), where he provided mergers and acquisition, valuation, and strategic advisory services to a variety of clients in the midstream and downstream energy sectors, including integrated oil, independent refinery, pipeline, power, and renewable fuel companies. Prior to Muse, Mr. Poglitsch was a senior financial analyst for American Airlines. He received an MBA with a concentration in Finance from the University of Texas at Austin and a BS in Chemical Engineering from the University of Oklahoma. Mr. Poglitsch has earned the right to use the Chartered Financial Analyst designation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE.

HFI-SUP-6/19/17

HIGHLAND FUNDS I

Supplement dated June 19, 2017 to the

Highland Funds I Statement of Additional Information,

dated October 31, 2016, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Effective immediately, Chris Mawn will no longer serve as a portfolio manager for the Highland Floating Rate Opportunities Fund (the “Fund”). All references to Mr. Mawn contained in the Fund’s SAI are hereby deleted.

Effective immediately, Jon Poglitsch has been added as a portfolio manager for the Fund.

Information Regarding Portfolio Managers

Effective immediately, the first paragraph under the section entitled “INFORMATION REGARDING PORTFOLIO MANAGERS” beginning on page 46 is deleted in its entirety and replaced with the following:

The portfolio managers of Floating Rate Opportunities Fund are Mark Okada and Jon Poglitsch. The following tables provide information about funds and accounts, other than the Fund, for which each portfolio manager is primarily responsible for the day-to-day portfolio management.

Effectively immediately, the following information supplements the table appearing on page 46 in the section entitled “INFORMATION REGARDING PORTFOLIO MANAGERS”:

As of May 31, 2017, Jon Poglitsch managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	1	$29.10	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$386.20	0	$0

Ownership of Securities

Effective immediately, the first paragraph under the section entitled “Ownership of Securities” on page 51 is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Funds. This information is provided as of June 30, 2016.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager[1]
Mark Okada	Floating Rate Opportunities Fund	$100,001 - $500,000
Jon Poglitsch	Floating Rate Opportunities Fund	$50,001 - $100,000[2]
Jonathan Lamensdorf	Long/Short Equity Fund	Over $1,000,000
Michael McLochlin	Long/Short Equity Fund	$100, 001 - $500,000
Michael D. Gregory	Long/Short Healthcare Fund	$100,001 - $500,000
James D. Dondero	Opportunistic Credit Fund	Over $1,000,000
Trey Parker	Opportunistic Credit Fund	$50,001 - $100,000
James D. Dondero[3]	Merger Arbitrage Fund	Over $1,000,000
Jonathan Lamensdorf	Merger Arbitrage Fund	None

[1]

Messrs. Gregory’s, Poglitsch’s and Parker’s beneficial ownership of these shares includes the value of deferred compensation payments that are determined as if the amount had been invested, as of the date awarded, in shares of the respective Fund.

[2]	This information is provided as of June 16, 2017.
[3]

Mr. Dondero controls HCM. Through his control of HCM, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of Merger Arbitrage Fund’s common stock directly owned by HCM.

Floating Rate Opportunities Fund

Effective immediately, the section entitled “Shared Credit Facility” beginning on page 30 is hereby deleted and the following disclosure is added to page 30 as a separate section:

Expedited Settlement Agreement. Floating Rate Opportunities Fund has entered into an Expedited Settlement Agreement with a major dealer in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Agreement”). This Agreement is designed to reduce settlement times from the standard seven days to three days for eligible loans.

While the Agreement is intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Agreement or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.

HFI-SUP-6/19/17